
1. TITLE OF SECURITY   2. TRANSACTION  2A.DEEMED     3. TRANSACTION   4. SECURITIES  5. AMOUNT OF       6. OWNERSHIP   7. NATURE OF
   (Instr. 3)             DATE (MONTH/    EXECUTION      CODE             ACQUIRED      SECURITIES         FORM:          INDIRECT
                          DAY/YEAR)       DATE, IF       (INSTR. 8)       (A) OR        BENEFICIALLY       DIRECT         BENEFICIAL
                                          ANY                             DISPOSED      OWNED              (D)            OWNERSHIP
                                          (MONTH/                         OF (D)        FOLLOWING          OR INDIRECT   (INSTR. 4)
                                           DAY/                           (INSTR. 3,    REPORTED           (INSTR. 4)
                                           YEAR                            4 AND 5)     TRANSACTION(S)
                                                                                        (INST. 3 AND 4)
                                                                            (A)
                                                      CODE    V     AMOUNT  OR   PRICE
                                                                            (D)
                                                                                                                        EMPLOYEE
CLASS A COMMON STOCK      4/02/2007                   J(1)          1,000   D    $41.594    84,390          I           BENEFIT PLAN
                                                                                                                        TRUSTEE (1)

                                                                                                                        EMPLOYEE
CLASS A COMMON STOCK      4/02/2007                   J(1)          1,000   D    $41.5678   83,390          I           BENEFIT PLAN
                                                                                                                        TRUSTEE (1)

                                                                                                                        EMPLOYEE
CLASS A COMMON STOCK      4/02/2007                   J(1)          1,000   D    $41.5484   82,390          I           BENEFIT PLAN
                                                                                                                        TRUSTEE (1)

                                                                                                                        EMPLOYEE
CLASS A COMMON STOCK      4/02/2007                   J(1)          760     D    $41.4816   81,630          I           BENEFIT PLAN
                                                                                                                        TRUSTEE (1)

                                                                                                                        EMPLOYEE
CLASS A COMMON STOCK(3)   4/02/2007                   J(1)          1,000   D    $41.481    80,630          I           BENEFIT PLAN
                                                                                                                        TRUSTEE (1)
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
(3) Mr. Freeman directly held 1,594 shares of Class A Common Stock on April 2, 2007.


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